WALTHAUSEN FUNDS Walthausen Small Cap Value Fund Supplement dated January 30, 2013 to the Prospectus dated June 1, 2012

     Effective January 30, 2013, Walthausen & CO., LLC has contractually agreed to reduce its Services Agreement fee to include additional breakpoints at certain asset levels.

     Consequently, the third paragraph under the heading The Investment Advisor on page 7 of Prospectus is deleted in its entirety and replaced with the following:

     Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For the fiscal year ended January 31, 2012, the Advisor received an investment management fee at an annual rate equal to 1.00% of the average daily net assets of the Fund. Under a Services Agreement with the Fund, the Advisor receives an additional fee of 0.45% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective January 30, 2013, the Advisor has contractually agreed to reduce the Services Agreement fee to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million.

     Additionally, under the heading Other Fund Service Provider on page 16 of Prospectus, the following information is added:

Distributor Rafferty Capital Markets, LLC

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This supplement and the Prospectus dated June 1, 2012 provide the information a prospective investor ought to know before investing and should be retained for future reference. The prospectus has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-925-8428 or by visiting the Fund’s website at www.walthausenfunds.com.